UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 27, 2004

                                -----------------

                       PEGASUS COMMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     0-32383                 23-3070336
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification No.)

c/o Pegasus Communications Management Company
             225 City Line Avenue
          Bala Cynwyd, Pennsylvania                                    19004
   (Address of Principal Executive Offices)                          (Zip Code)


       Registrant's Telephone Number, Including Area Code: (800) 376-0022


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.        Completion of Acquisition or Disposition of Assets.

         On August 27, 2004, the registrant's subsidiary, Pegasus Satellite Television, Inc., completed the sale of its satellite television assets to DIRECTV, Inc., for a purchase price of $938 million, consisting of $875 million in cash and $63 million in debt forgiveness, subject to certain closing adjustments. Following the closing, Pegasus Satellite Television will continue to provide certain services to DIRECTV, Inc. for a limited period of time to assure uninterrupted delivery of DIRECTV programming to Pegasus Satellite Television's former subscribers while these subscribers are being transitioned over to DIRECTV, Inc. DIRECTV, Inc. expects to complete the migration between 30 and 45 days. Upon consummation of the sale, a press release was issued, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

        1. Pro Forma Consolidated Statements of Operations for the Six Months Ended June 30, 2004 (Unaudited)
        2. Pro Forma Consolidated Statements of Operations for the
           Year Ended December 31, 2003 (Unaudited)
        3. Pro Forma Consolidated Statements ofOperations for the Year Ended December 31, 2002 (Unaudited)
        4. Pro FormaConsolidated Statements of Operations for the Year Ended December 31, 2001 (Unaudited)
        5. Notes to Pro Forma Financial Statements (Unaudited)

         The unaudited pro forma statements of operations for the six months ended June 30, 2004 and for the years ended December 31, 2003, 2002, and 2001 give effect to the reclassification of the results of operations of the disposed business to discontinued operations, and the related pro forma adjustments described in the accompanying notes.

         The unaudited pro forma statements of operations are presented as though the disposition occurred on January 1, 2001. The unaudited pro forma statements of operations and accompanying notes should be read in conjunction with the historical financial statements and accompanying notes of Pegasus Communications Corporation.

(c)      Exhibits.

Exhibit
Number   Description of Exhibit

2.1 Asset Purchase Agreement by and among Pegasus Satellite Television, Inc., Golden Sky Systems, Inc., DIRECTV, Inc., and certain other subsidiaries of Pegasus Satellite Communications, Inc. listed therein, dated as of July 30, 2004. (Incorporated by reference to Exhibit 2.1 to the registrant's current report on Form 8-K, filed with the Securities and Exchange Commission on August 3, 2004.)

10.1 Cooperation Agreement by and among Pegasus Satellite Communications, Inc. on its own behalf and on behalf of its direct and indirect subsidiaries that are sellers under the Asset Purchase Agreement, and DIRECTV, Inc., dated as of
                  July 30, 2004. (Incorporated by reference to Exhibit 10.1 to the registrant's current report on Form 8-K, filed with the Securities and Exchange Commission on August 3, 2004.)

10.2 Global Settlement Agreement by and among Pegasus Satellite Communications, Inc. (on its own behalf and on behalf of its direct and indirect subsidiaries listed therein), Pegasus Communications Corporation, DIRECTV, Inc., National Rural Telecommunications Cooperative, the statutory committee of unsecured creditors duly appointed in the Chapter 11 Case, and the other parties listed therein, dated as of July 30, 2004. (Incorporated by reference to Exhibit 10.2 to the registrant's current report on Form 8-K, filed with the Securities and Exchange Commission on August 3, 2004.)

10.3 Lock-up agreement by and among Pegasus Communications Corporation, Pegasus Satellite Communications, Inc. and its direct and indirect subsidiaries, the statutory committee of unsecured creditors duly appointed in the Chapter 11 Cases and each member of the Official Committee of Unsecured Creditors appointed in the Chapter 11 Cases listed on the signature pages therein, dated as of July 30, 2004. (Incorporated by reference to Exhibit 10.3 to the registrant's current report on Form 8-K, filed with the Securities and Exchange Commission on August 3, 2004.)

99.1              Press release dated August 27, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                PEGASUS COMMUNICATIONS CORPORATION


                                By   /s/ Joseph W. Pooler, Jr.
                                   ---------------------------------
                                    Joseph W. Pooler, Jr.
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer


Date:  September 2, 2004

                       Pegasus Communications Corporation
                 Pro Forma Consolidated Statements of Operations
                     For the Six Months Ended June 30, 2004
                    (In thousands, except per share amounts)
                                   (unaudited)

                                                                                   Less:
                                                                                  Pegasus
                                                                    As Reported  Satellite         Pro Forma
                                                                        (a)      Television       Adjustments   As Adjusted
                                                                    ----------- -------------    -------------  -----------
Net revenues:
   Direct broadcast satellite                                        $ 335,621   $ (335,621)     $     -        $        -
   Broadcast television and other operations                            13,692             -           -            13,692
                                                                    ----------- -------------    ------------  ------------
     Total net revenues                                                349,313     (335,621)           -            13,692

Operating expenses:
   Direct broadcast satellite
      Programming                                                      138,603     (138,603)           -                 -
      Other subscriber related expenses                                 62,745      (62,745)           -                 -
                                                                    ----------- -------------    ------------  ------------
   Direct operating expenses (excluding depreciation and
      amortization shown below)                                        201,348     (201,348)           -                 -
      Promotions and incentives                                          5,594       (5,594)           -                 -
      Advertising and selling                                            6,850       (6,850)           -                 -
      Litigation verdict                                                22,044      (22,044)           -                 -
      General and administrative                                        10,337      (10,337)           -                 -
      Impairment of direct broadcast satellite assets                  429,638     (429,638)           -                 -
      Depreciation and amortization                                     70,297      (70,297)           -                 -
                                                                    ----------- -------------    ------------  ------------
        Total direct broadcast satellite expenses                      746,108     (746,108)           -                 -
   Broadcast television and other operations
      (including depreciation and amortization)                         13,222            -            -            13,222
   Corporate and development expenses
      (including depreciation and amortization)                         15,735            -            -            15,735
   Other operating expenses                                             23,064            -        (9,798)(b)       13,266
                                                                    ----------- -------------    ------------  ------------
     Loss from operations                                             (448,816)     410,487         9,798          (28,531)

Interest expense                                                       (77,518)           -        72,875 (c)       (4,643)
Interest income                                                            651            -          (338)(d)          313
Other nonoperating loss, net                                            (2,640)           -            -            (2,640)
                                                                    ----------- -------------    ------------  ------------
     Loss before income taxes                                         (528,323)     410,487        82,335          (35,501)
Net benefit for income taxes                                                 -            -            -  (e)            -
                                                                    ----------- -------------    ------------  ------------
       Loss from continuing operations                               $(528,323)  $  410,487      $ 82,335        $ (35,501)
                                                                    =========== =============    ============  ============
Basic and diluted per common share amounts:
   Loss from continuing operations, including $1,921 representing
      preferred stock dividends, deemed dividends, and accretion     $  (90.61)  $     70.14     $  14.07        $   (6.40)
                                                                    =========== =============    ==========    ============
   Weighted average number of common shares outstanding                  5,852         5,852        5,852            5,852
                                                                    =========== =============    ==========    ============

Basic and diluted per common share amounts adjusted for stock split: (f)
   Loss from continuing operations, including $1,921 representing
      preferred stock dividends, deemed dividends, and accretion     $  (45.30)  $     35.07     $   7.03        $   (3.20)
                                                                    =========== =============    ============  ============

  Weighted average number of common shares outstanding                  11,704        11,704       11,704           11,704
                                                                    =========== =============    ============  ============

                          See accompanying notes to unaudited pro forma consolidated financial statements.

                       Pegasus Communications Corporation
                 Pro Forma Consolidated Statements of Operations
                      For the Year Ended December 31, 2003
                    (In thousands, except per share amounts)
                                   (unaudited)

                                                                                      Less:
                                                                                     Pegasus
                                                                      As Reported   Satellite     Pro Forma
                                                                          (a)      Television    Adjustments   As Adjusted
                                                                      ----------- ------------- -------------  -----------
Net revenues:
   Direct broadcast satellite                                          $ 831,211    $ (831,211)  $        -     $      -
   Broadcast television and other operations                              31,641             -            -       31,641
                                                                      ----------- ------------- -------------  -----------
     Total net revenues                                                  862,852      (831,211)           -       31,641
Operating expenses:
   Direct broadcast satellite
      Programming                                                        378,552      (378,552)           -            -
      Other subscriber related expenses                                  172,873      (172,873)           -            -
                                                                      ----------- ------------- -------------  -----------
      Direct operating expenses (excluding depreciation and
amortization shown below)                                                551,425      (551,425)           -            -
      Promotions and incentives                                           14,157       (14,157)           -            -
      Advertising and selling                                             23,481       (23,481)           -            -
      General and administrative                                          23,837       (23,837)           -            -
      Depreciation and amortization                                      162,398      (162,398)           -            -
                                                                      ----------- ------------- -------------  -----------
        Total direct broadcast satellite expenses                        775,298      (775,298)           -            -
   Broadcast television and other operations
       (including depreciation and amortization)                          30,713              -           -       30,713
   Corporate and development expenses
       (including depreciation and amortization)                          32,129              -           -       32,129
   Other operating expenses                                               28,641              -    (15,805)(b)    12,836
                                                                      ----------- ------------- -------------  -----------
Loss from operations                                                      (3,929)      (55,913)     15,805       (44,037)
Interest expense                                                        (157,203)            -     147,803 (c)    (9,400)
Interest income                                                              923             -        (465)(d)       458
Other nonoperating income, net                                             3,102             -        (694)(b)     2,408
                                                                      ----------- ------------- -------------  -----------
       Loss before equity in affiliates and income taxes                (157,107)      (55,913)    162,449       (50,571)

Equity in losses of affiliates                                            (3,666)            -            -       (3,666)
Net expense for income taxes                                                (219)          177            -(e)       (42)
                                                                      ----------- ------------- -------------  -----------

       Loss from continuing operations                                 $(160,992)    $ (55,736)  $ 162,449      $(54,279)
                                                                      =========== ============= =============  ===========
Basic and diluted per common share amounts:
   Loss from continuing operations, including $19,834 representing
      preferred stock dividends, deemed dividends, and accretion       $  (31.66)    $  (9.76)   $   28.44      $ (12.98)
                                                                      =========== ============= =============  ===========
   Weighted average number of common shares outstanding                    5,712         5,712       5,712         5,712
                                                                      =========== ============= =============  ===========
Basic and diluted per common share amounts adjusted for stock split: (f)
   Loss from continuing operations, including $19,834 representing
      preferred stock dividends, deemed dividends, and accretion       $  (15.83)    $   (4.88)  $   14.22      $  (6.49)
                                                                      =========== ============= =============  ===========
   Weighted average number of common shares outstanding                   11,424        11,424      11,424        11,424
                                                                      =========== ============= =============  ===========

                        See accompanying notes to unaudited pro forma consolidated financial statements.

                       Pegasus Communications Corporation
                 Pro Forma Consolidated Statements of Operations
                      For the Year Ended December 31, 2002
                    (In thousands, except per share amounts)
                                   (unaudited)

                                                                                      Less:
                                                                                    Pegasus
                                                                      As Reported  Satellite     Pro Forma        As
                                                                          (a)     Television    Adjustments    Adjusted
                                                                     ------------ ----------- -------------   -----------
Net revenues:
   Direct broadcast satellite                                          $ 864,855  $ (864,855) $           -    $       -
   Broadcast television and other operations                              32,446           -              -      32,446
                                                                     ------------ ----------- -------------   ----------
     Total net revenues                                                  897,301    (864,855)             -      32,446
Operating expenses:
   Direct broadcast satellite
      Programming                                                        387,849    (387,849)             -            -
      Other subscriber related expenses                                  197,841    (197,841)             -            -
                                                                     ------------ ----------- -------------   ----------
      Direct operating expenses (excluding depreciation and
amortization shown below)                                                585,690    (585,690)             -            -
      Promotions and incentives                                           13,562     (13,562)             -            -
      Advertising and selling                                             30,907     (30,907)             -            -
      General and administrative                                          27,257     (27,257)             -            -
      Depreciation and amortization                                      168,589    (168,589)             -            -
                                                                     ------------ ----------- -------------   ----------
        Total direct broadcast satellite expenses                        826,005    (826,005)             -            -
   Broadcast television and other operations
      (including depreciation and amortization)                           31,626           -              -      31,626
   Corporate and development expenses
      (including depreciation and amortization)                           56,760           -              -      56,760
   Other operating expenses                                               32,239           -    (15,123)(b)      17,116
                                                                     ------------ ----------- -------------   ----------
     Loss from operations                                                (49,329)    (38,850)    15,123         (73,056)
Interest expense                                                        (145,395)          -    137,401 (c)      (7,994)
Interest income                                                              905           -       (530)(d)         375
Loss on impairment of marketable securities                               (3,310)          -              -      (3,310)
Other nonoperating income, net                                            19,485           -    (15,847)(b)       3,638
                                                                     ------------ ----------- -------------   ----------
       Loss before equity in affiliates and income taxes                (177,644)    (38,850)   136,147         (80,347)
Equity in earnings of affiliates                                             865           -             -          865
Net benefit for income taxes                                              28,443       5,804    (20,340)(e)      13,907
                                                                     ------------ ----------- -------------   ----------
       Loss from continuing operations                                 $(148,336) $  (33,046) $ 115,807        $(65,575)
                                                                     ============ =========== =============   ==========
Basic and diluted per common share amounts:
   Loss from continuing operations, including $31,491 representing
      preferred stock dividends, deemed dividends, and accretion       $  (30.08) $    (5.53)  $   19.37        $ (16.24)
                                                                     ============ =========== =============   ==========
   Weighted average number of common shares outstanding                    5,979       5,979       5,979           5,979
                                                                     ============ =========== =============   ==========

Basic and diluted per common share amounts adjusted for stock split:
(f)
   Loss from continuing operations, including $31,491 representing
      preferred stock dividends, deemed dividends, and accretion       $  (15.04) $    (2.76) $    9.68        $  (8.12)
                                                                     ============ =========== =============    =========
   Weighted average number of common shares outstanding                   11,958      11,958     11,958          11,958
                                                                     ============ =========== =============    =========


                        See accompanying notes to unaudited pro forma consolidated financial statements.

                       Pegasus Communications Corporation
                 Pro Forma Consolidated Statements of Operations
                      For the Year Ended December 31, 2001
                    (In thousands, except per share amounts)
                                   (unaudited)

                                                                                       Less:
                                                                                      Pegasus
                                                                      As Reported    Satellite      Pro Forma
                                                                          (a)       Television     Adjustments   As Adjusted
                                                                      ------------ ------------- --------------  -----------
Net revenues:
   Direct broadcast satellite                                          $  838,208    $ (838,208) $       -       $      -
   Broadcast television and other operations                               27,710             -          -         27,710
                                                                      ------------ ------------- --------------  -----------
     Total net revenues                                                   865,918      (838,208)         -         27,710
Operating expenses:
   Direct broadcast satellite
      Programming                                                         359,879      (359,879)         -              -
      Other subscriber related expenses                                   205,120      (205,120)         -              -
                                                                      ------------ ------------- --------------  -----------
      Direct operating expenses (excluding depreciation and
amortization shown below)                                                 564,999      (564,999)         -              -
      Promotions and incentives                                            40,393       (40,393)         -              -
      Advertising and selling                                             104,677      (104,677)         -              -
      General and administrative                                           36,132       (36,132)         -              -
      Depreciation and amortization                                       257,543      (257,543)         -              -
                                                                      ------------ ------------- --------------  -----------
        Total direct broadcast satellite expenses                       1,003,744    (1,003,744)         -              -
   Broadcast television and other operations
       (including depreciation and amortization)                           32,576             -          -         32,576
   Corporate and development expenses
       (including depreciation and amortization)                           22,314             -          -         22,314
   Other operating expenses                                                31,957             -     (25,049)(b)     6,908
                                                                      ------------ ------------- --------------  -----------
     Loss from operations                                                (224,673)      165,536      25,049       (34,088)
Interest expense                                                         (136,296)            -     129,017(c)     (7,279)
Interest income                                                             4,907             -      (4,643)(d)       264
Loss on impairment of marketable securities                               (34,205)            -          -        (34,205)
Other nonoperating expense, net                                            (9,557)            -       6,733(b)     (2,824)
                                                                      ------------ ------------- --------------  -----------
       Loss before equity in affiliates and income taxes                 (399,824)      165,536     156,156       (78,132)
Equity in earnings of affiliates                                           14,324             -          -         14,324
Net benefit for income taxes                                              117,966       (46,367)    (43,739)(e)    27,860
                                                                      ------------ ------------- --------------  -----------
       Loss from continuing operations                                 $ (267,534)   $  119,169  $  112,417      $(35,948)
                                                                      ============ ============= ==============  ===========
Basic and diluted per common share amounts:
   Loss from continuing operations, including $49,836 representing
      preferred stock dividends, deemed dividends, and accretion       $   (56.46)   $    21.20  $    20.00      $ (15.26)
                                                                      ============ ============= ==============  ===========

   Weighted average number of common shares outstanding                     5,621         5,621       5,621         5,621
                                                                      ============ ============= ==============  ===========

Basic and diluted per common share amounts adjusted for stock split:
(f)
   Loss from continuing operations, including $49,836 representing
      preferred stock dividends, deemed dividends, and accretion       $   (28.23)   $    10.60   $   10.00      $  (7.63)
                                                                      ============ ============= ==============  =============
   Weighted average number of common shares outstanding                    11,242        11,242      11,242        11,242
                                                                      ============ ============= ==============  =============


                        See accompanying notes to unaudited pro forma consolidated financial statements.

             Notes to Pro Forma Statements of Operations (Unaudited)

Pro Forma Consolidated Statements of Operations

         (a) As reported in Pegasus Communications Corporation's Form 10-Q for the quarterly period ended June 30, 2004 and Pegasus Communications Corporation's Form 10-K for the fiscal year ended December 31, 2003.

         (b) Adjustment to reflect expenses directly attributable to the disposed business.

         (c) Adjustment to interest expense to reflect the impact of the reduction of debt attributable to the disposed business.

         (d) Adjustment to interest income to reflect the impact of the reduction of cash and cash equivalents attributable to the disposed business.

         (e) No adjustment to reflect the estimated income tax effect of the above pro forma adjustments is necessary for the six months ended June 30, 2004 and the year ended December 31, 2003 since Pegasus Communications Corporation's effective tax rate is virtually zero. Adjustment to reflect the estimated income tax effect of the above pro forma adjustments using Pegasus Communications Corporation's effective tax rate of 14.94% for fiscal year 2002 and 28.01% for the fiscal year 2001.

         (f) Basic and diluted per common share amounts as adjusted for the two for one stock split effected on August 26, 2004 are presented.

                                  EXHIBIT INDEX


Exhibit
Number   Description of Exhibit

2.1 Asset Purchase Agreement by and among Pegasus Satellite Television, Inc., Golden Sky Systems, Inc., DIRECTV, Inc., and certain other subsidiaries of Pegasus Satellite Communications, Inc. listed therein dated, as of July 30, 2004. (Incorporated by reference to Exhibit 2.1 to the registrant's current report on Form 8-K, filed with the Securities and Exchange Commission on August 3, 2004.)

10.1 Cooperation Agreement by and among Pegasus Satellite Communications, Inc. on its own behalf and on behalf of its direct and indirect subsidiaries that are sellers under the Asset Purchase Agreement, and DIRECTV, Inc., dated as of
                  July 30, 2004. (Incorporated by reference to Exhibit 10.1 to the registrant's current report on Form 8-K, filed with the Securities and Exchange Commission on August 3, 2004.)

10.2 Global Settlement Agreement by and among Pegasus Satellite Communications, Inc. (on its own behalf and on behalf of its direct and indirect subsidiaries listed therein), Pegasus Communications Corporation, DIRECTV, Inc., National Rural Telecommunications Cooperative, the statutory committee of unsecured creditors duly appointed in the Chapter 11 Case, and the other parties listed therein, dated as of July 30, 2004. (Incorporated by reference to Exhibit 10.2 to the registrant's current report on Form 8-K, filed with the Securities and Exchange Commission on August 3, 2004.)

10.3 Lock-up agreement by and among Pegasus Communications Corporation, Pegasus Satellite Communications, Inc. and its direct and indirect subsidiaries, the statutory committee of unsecured creditors duly appointed in the Chapter 11 Cases and each member of the Official Committee of Unsecured Creditors appointed in the Chapter 11 Cases listed on the signature pages therein, dated as of July 30, 2004. (Incorporated by reference to Exhibit 10.3 to the registrant's current report on Form 8-K, filed with the Securities and Exchange Commission on August 3, 2004.)

99.1              Press release dated August 27, 2004.

Exhibit 99.1


      Pegasus Satellite Television Sells Satellite Assets to DIRECTV, Inc.
BALA CYNWYD, PA, August 27, 2004 - Pegasus Satellite Communications, Inc., a wholly-owned subsidiary of Pegasus Communications Corporation (NASDAQ: PGTV), announced today that its subsidiary, Pegasus Satellite Television, Inc., completed the sale of Pegasus Satellite Television's satellite television assets to DIRECTV, Inc. for a purchase price of $938 million, including $875 million cash, subject to certain closing adjustments, pursuant to the terms of an Asset Purchase Agreement dated as of August 2, 2004 between certain subsidiaries of Pegasus Satellite Communications, Inc. and DIRECTV, Inc. Following the closing, Pegasus Satellite Television will continue to provide certain services to DIRECTV, Inc. for a limited period of time to assure uninterrupted delivery of DIRECTV programming to Pegasus Satellite Television's former subscribers while these subscribers are being transitioned over to DIRECTV, Inc. DIRECTV, Inc. expects to complete the migration between 30 and 45 days.

Miller Buckfire Lewis Ying & Co., LLC served as investment banker to Pegasus Satellite Communications in connection with the sale to DIRECTV.

About Pegasus Communications

Pegasus Communications Corporation is the parent company of Pegasus Satellite Communications; Pegasus Development Corporation, which holds Ka band satellite licenses granted by the FCC and intellectual property rights licensed from Personalized Media Communications L.L.C; Pegasus Guard Band LLC, which holds FCC licenses to provide terrestrial communications services in the 700 MHZ spectrum covering areas of the United States including approximately 180 million people
(POPS); and Pegasus Rural Broadband LLC, which provides wireless broadband Internet access in rural areas.

Safe Harbor

Any statements that are not historical facts are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, and will be considered forward-looking statements. Such forward- looking statements may be identified with words such as "we expect," "we predict," "we believe," "we project," "we anticipate," and similar expressions. Pegasus' actual results may differ materially from those expressed or indicated by forward-looking statements. There can be no assurance that these future events, including pending transactions, will occur as anticipated or that the Company's results will be as estimated. Factors which can affect our performance and future events are described in our filings with the Securities and Exchange Commission, and include the following: general economic and business conditions, nationally, internationally, and in the regions in which we operate; catastrophic events, including acts of terrorism; litigation; demographic changes; existing government regulations and changes in, or the failure to comply with, government regulations; competition; the loss of any significant numbers of viewers; changes in business strategy or development plans; the cost of pursuing new business initiatives; an expansion of land-based communications systems; technological developments and difficulties; our ability to obtain intellectual property licenses and to avoid committing intellectual property infringement; our ability to attract and retain qualified personnel; and the availability and terms of capital to fund the expansion of our businesses. Persons are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contact Information:

Press:
Cheryl Crate
(703) 892-4230
cheryl.crate@pgtv.com

Investors:
Andrew Smith
(610) 934-7083
andrew.smith@pgtv.com